UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 5, 2007

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)
234 Ballardvale Street Wilmington, Massachusetts 01887 (Address of Principal Executive Offices) (Zip Code)
(978) 694-9121 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 5, 2007, Beacon Power Corporation (the “Company”) entered into a Placement Agency Agreement with Merriman Curhan Ford & Co., as placement agent, relating to the offering, issuance and sale to an investor (the “Investor”) of 5,102,041 units, each of which consists of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (the “Warrant”) to purchase 1.2 shares of Common Stock at an exercise price of $1.99 per share. The Warrant has a term of five and one-half years and is first exercisable six months and one day after its issuance. The Warrant is immediately separable from the units. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On September 5, 2007, the Company entered into a Subscription Agreement with the Investor pursuant to which the Investor agreed to purchase 5,102,041 units at a purchase price of $1.96 per unit (equal to the closing bid price of the common stock on September 4, 2007, which was $1.81, and $0.15 for each warrant in the unit). A copy of the form of Warrant and form of Subscription Agreement entered into between the Company and the Investor was filed as Annex A and Annex B, respectively, to the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on September 6, 2007, and is incorporated herein by reference.

On September 5, 2007, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01 Other Events

On September 10, 2007, the Company consummated the sale of 5,102,041 units of the Company to the Investor at a purchase price of $1.96 per unit. Each unit consists of one share of the Company’s Common Stock, and a warrant to purchase 1.2 shares of Common Stock at an exercise price of $1.99 per share. The units were issued pursuant to a prospectus supplement filed with the Commission in connection with a shelf takedown from the Company’s registration statement on Form S-3 (File no. 333-145165), which became effective on August 15, 2007. A copy of the opinion of Edwards Angell Palmer & Dodge LLP relating to the legality of the issuance and sale of the units in the offering is attached as Exhibit 5.1 hereto.  The net offering proceeds to the Company are approximately $9.33 million after deducting placement agency fees and estimated offering expenses.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Description	Exhibit Number
Placement Agency Agreement dated as of September 5, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.	1.1
Form of Warrant to be issued to the Investor	4.1 (1)
Opinion of Edwards Angell Palmer & Dodge LLP	5.1
Subscription Agreement dated as of September 5, 2007 by and between Beacon Power Corporation and the Investor	10.1 (1)
Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)	23.1
Press Release dated September 5, 2007	99.1

(1) Incorporated by reference from the prospectus supplement filed on September 6, 2007 (File No. 333-145165)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Date: September 10, 2007	By:	/s/ James M. Spiezio
James M. Spiezio Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement dated September 5, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.
4.1 (1)	Form of Warrant issued to the Investor
5.1	Opinion of Edwards Angell Palmer & Dodge LLP
10.1 (1)	Form of Subscription Agreement dated September 5, 2007 by and between Beacon Power Corporation and the Investor
23.1	Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press release dated September 5, 2007.
______________________
(1) Incorporated by reference from the prospectus supplement filed on September 6, 2007 (File No. 333-145165)